UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2020 (December 11, 2020)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01

Item 1.01 Entry into a Definitive Material Agreement

On December 11, 2020, Boston Omaha Corporation’s wholly-owned subsidiary, FIF Utah LLC ("FIF Utah"), entered into an Asset Purchase and Contribution Agreement (the "Agreement") by and among (i) Utah Broadband, LLC, a Utah limited liability company (the “Seller”), (ii) its members Alpine Networks, Inc., a Utah corporation and The Community Trust of Utah; (iii) Steven C. McGhie, and (iv) FIF Utah. Under the terms of the Agreement, FIF Utah will acquire substantially all of the assets of the Seller and assume only certain liabilities of the Seller. The purchase price consists of $21,600,000 in cash to be paid at closing, subject to certain working capital and other adjustments, and the issuance of 20% of the common membership interests of FIF Utah, valued at $5,400,000.00. A portion of the cash purchase price will be held in escrow to provide a source of indemnification for any breaches of the representations and warranties, covenants and other obligations of the Seller, its members and Mr. McGhie under the Agreement. The closing is subject to various conditions, including, among other things, further due diligence, regulatory approvals, third party consents and other normal and customary conditions to closing. The closing is anticipated to be completed, subject to the closing conditions, within the next 30 days.

The Asset Purchase and Contribution Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1.

ITEM 8.01	OTHER EVENTS

On December 17, 2020, the Company issued a press release entitled “Boston Omaha Corporation Announces the Signing of an Agreement to Acquire the Assets of Utah Broadband. LLC.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on the Company’s website.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of Utah Broadband, LLC required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the filing date for the Report on Form 8-K announcing the closing of the acquisition.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information of Utah Broadband, LLC required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the filing date for the Report on Form 8-K announcing the closing of the acquisition.

(d)	Exhibits.

The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

2.1
Asset Purchase and Contribution Agreement by and among (i) Utah Broadband, LLC, a Utah limited liability company), (ii) Alpine Networks, Inc., a Utah corporation (iii) The Community Trust of Utah; (iv) Steven C. McGhie, and (v) FIF Utah, LLC dated December 11, 2020.

99.1	Press release, dated December 17, 2020 titled, “Boston Omaha Corporation Announces Agreement to Acquire the Assets of Utah Broadband. LLC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: December 17, 2020

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